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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  JULY 2, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                        SILVER KING COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        0-20579                        59-2712807
      (State or other             (Commission File Number)      (IRS Employer Identification
      jurisdiction of                                                       No.)
        incorporation)

    12425 24TH STREET, NORTH                                               33716
    ST. PETERSBURG, FLORIDA                                             (Zip Code)
 (Address of principal executive
           offices)
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                                 (813) 573-0339
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The audited consolidated financial statements of the Registrant for the four month transition period ended December 31, 1995 together with an independent auditors' report with respect to such statements are filed herewith.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SILVER KING COMMUNICATIONS, INC.

                                          By:      /s/  STEVEN H. GRANT
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                                                      Steven H. Grant
                                                  Executive Vice President
                                               Chief Financial/Administrative
                                                   Officer and Treasurer

Date: July 2, 1996
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EXHIBITS.

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    EXHIBIT
    NUMBER                                         DESCRIPTION
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
     99.1     -- Audited Consolidated Financial Statements for the registrant for the four month transition period ended December 31, 1995 and Independent Auditors' Report.
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